WARRANT

                           To Purchase Common Stock of

                              CONSECO FINANCE CORP.









                                                       Warrant No. 1
                                             No. of Shares of Common Stock: 5.42








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                                TABLE OF CONTENTS

                                                                           Page



1.   DEFINITIONS..............................................................1

2.   EXERCISE OF WARRANT......................................................4

         2.1.   Manner of Exercise............................................4

         2.2.   Payment of Taxes..............................................5

         2.3.   Fractional Shares.............................................5

         2.4.   Continued Validity............................................5

3.   TRANSFER, DIVISION AND COMBINATION.......................................6

         3.1.   Transfer......................................................6

         3.2.   Division and Combination......................................6

         3.3.   Expenses......................................................6

         3.4.   Maintenance of Books..........................................6

4.   ANTIDILUTION PROVISIONS..................................................7

         4.1.   Stock Dividends, Subdivisions and Combinations................7

         4.2.   Certain Other Distributions...................................7

         4.3.   Issuance of Additional Shares of Common Stock.................8

         4.4.   Issuance of Warrants or Other Rights..........................9

         4.5.   Issuance of Convertible Securities............................9

         4.6.   Superseding Adjustment........................................10

         4.7.   Other Provisions Applicable to Adjustments under this
                  Section.....................................................10

         4.8.   Reorganization, Reclassification, Merger, Consolidation or
                  Disposition of Assets; Sale of Controlling Interest.........14

         4.9.   Other Action Affecting Common Stock...........................15

         4.10.  No Adjustment Required........................................15

5.       NOTICES TO WARRANT HOLDERS...........................................15

         5.1.   Notice of Adjustments.........................................15

         5.2.   Notice of Corporate Action....................................16

         5.3.   Notice to Stockholders........................................16

6.       NO IMPAIRMENT........................................................16


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7.       RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH
           OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY..........................17

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS...................18

9.       RESTRICTIONS ON TRANSFERABILITY......................................18

         9.1.   Restrictive Legend............................................18

         9.2.   Notice of Proposed Transfers; Requests for Registration.......19

         9.3.   Incidental Registration.......................................20

         9.4.   Registration Procedures.......................................20

         9.5.   Expenses......................................................21

         9.6.   Indemnification and Contribution..............................22

         9.7.   Termination of Restrictions...................................24

         9.8.   Listing on Securities Exchange................................24

         9.9.   Certain Limitations on Registration Rights....................24

10.      SUPPLYING INFORMATION................................................25

11.      LOSS OR MUTILATION...................................................25

12.      OFFICE OF THE COMPANY................................................25

13.      FINANCIAL AND BUSINESS INFORMATION...................................25

         13.1.  Quarterly Information.........................................25

         13.2.  Annual Information............................................25

         13.3.  Filings.......................................................26

         13.4.  Access........................................................26

         13.5.  EDGAR Filings.................................................26

14.      REPURCHASE BY THE COMPANY OF WARRANT AND WARRANT STOCK...............26

         14.1.  Obligation to Repurchase Warrant and Warrant Stock............26

         14.2.  Determination and Payment of Repurchase Price.................27

         14.3.  Option to Repurchase Warrant and Warrant Stock................28

15.      APPRAISAL............................................................28

16.      LIMITATION OF LIABILITY..............................................28

17.      MISCELLANEOUS........................................................29


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

         17.1.  Nonwaiver and Expenses........................................29

         17.2.  Notice Generally..............................................29

         17.3.  Indemnification...............................................30

         17.4.  Remedies......................................................30

         17.5.  Successors and Assigns........................................30

         17.6.  Amendment.....................................................30

         17.7.  Severability..................................................30

         17.8.  Headings......................................................30

         17.9.  Governing Law.................................................31

         17.10. Effective Date................................................31

EXHIBITS
Exhibit A     -  Subscription Form
Exhibit B     -  Assignment Form




                                      iii

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THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

No. of Shares of Common Stock:  5.42                               Warrant No. 1

                                     WARRANT

                           To Purchase Common Stock of

                              CONSECO FINANCE CORP.

              THIS IS TO CERTIFY THAT LEHMAN BROTHERS HOLDINGS INC. "Lehman", or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from Conseco Finance Corp., a Delaware corporation (the "Company"), 5.42 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price of $0.01 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth. This warrant is being issued in connection with the transactions contemplated in the Amended and Restated Master Repurchase Agreement dated May 9, 2000 by and between Lehman Commercial Paper Inc. and Green Tree Finance Corp. - Five.

1.   DEFINITIONS

              As used in this Warrant, the following terms have the respective meanings set forth below:

              "Additional Shares of Common Stock" means any shares of Common Stock issued by the Company after the Closing Date other than Warrant Stock.

              "Appraised Value" means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month end prior to such date specified, based on the value of the Company, as determined by an investment banking firm selected in accordance with the terms of Section 15, divided by the number of Fully Diluted Outstanding shares of Common Stock.

              "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

              "Closing Date" means May 11, 2000.

              "Commission" means the Securities and Exchange Commission or any

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other federal agency then administering the Securities Act and other federal securities laws.

              "Common Stock" means (except where the context otherwise indicates) the Common Stock, $.01 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.8.

              "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

              "Current Market Price" means, in respect of any share of Common Stock on any date herein specified, if there shall not then be a public market for the Common Stock, the Appraised Value per share of Common Stock as at such date, or if there shall then be a public market for the Common Stock, the average of the daily market prices for 30 consecutive Business Days commencing 45 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by Holder and the Company or, if they cannot agree upon such selection, an investment banking firm of recognized national standing as selected by two such members of the NASD, one of which shall be selected by Holder and one of which shall be selected by the Company.

              "Current Warrant Price" means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. As of the date hereof, the Current Warrant Price shall be $.01 per share.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended,

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


or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

              "Exercise Period" means the period during which this Warrant is exercisable pursuant to Section 2.1.

              "Expiration Date" means the earlier of (i) May 11, 2005 and (ii) the occurrence of an event described in Section 4.8(b).

              "Fully Diluted Outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of the Warrants and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date whether or not then exercisable or convertible.

              "GAAP" means generally accepted accounting principles in the United States of America as from time to time in effect.

              "Holder" means the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

              "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

              "Other Property" has the meaning set forth in Section 4.8.

              "Outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

              "Person" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

              "Repurchase Price" has the meaning specified in Section 14.2.

              "Restricted Common Stock" means shares of Common Stock which are, or which upon their issuance on the exercise of any Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

              "Securities Act" means the Securities Act of 1933, as amended, or any

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



similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              "Transfer" means any sale, exchange, transfer, pledge, hypothecation or other disposition, directly or indirectly (including, without limitation, by means of a derivative security) of any Warrant or Warrant Stock or of any interest in either thereof.

              "Transfer Notice" has the meaning specified in Section 9.2.

              "Warrant Price" means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price, rounded (if including a fraction of a penny) to the next highest penny.

              "Warrant Stock" means the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

              "Warrants" means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.


2.   EXERCISE OF WARRANT

        2.1. Manner of Exercise. From and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.


              In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 1100 Landmark Towers, 345 Saint Peters Street, Saint Paul, Minnesota 55102-1639 or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of shares of Common Stock issuable upon such exercise, together (if the Company elects to pay cash in lieu of fractional shares) with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request o Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price may be made by cash or certified or official bank check.

        2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

        2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall (if it elects not to issue a fractional share) pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

        2.4.  Continued Validity. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights, and shall be subject to all obligations, to which it would have been entitled or subject as Holder under Sections 9, 10, 13, 14 and 17 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in a form reasonably satisfactory to
                                       5
such holder, its continuing obligation to afford to such holder all such rights, and such holder, at the request of the Company, shall acknowledge in writing, in a form reasonably acceptable to the Company, its continuing obligations to the Company; provided, however, that if such holder or the Company shall fail to make any such request, such failure shall not affect the continuing obligation of the Company or such holder, as the case may be.

3.   TRANSFER, DIVISION AND COMBINATION

        3.1. Transfer. Subject to compliance with Sections 9 and 14, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1 or the office or agency designated by the Company pursuant to
Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and if such transfer is not to be made pursuant to Section 14, funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants each dated the same dates as the surrendered Warrant in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

        3.2. Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

        3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 3.

        3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.   ANTIDILUTION PROVISIONS

              The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Sections 5.1 and 5.2.

        4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

              (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

              (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

              (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) subject to Section 4.10, the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

        4.2. Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (in each case other than a dividend or other distribution permitted by Item 4 of Exhibit B to the Agreement, dated May 11, 2000, among Conseco, Inc., the Company, Lehman and CIHC, Incorporated) of:


              (a) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company),

              (b) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

              (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other

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

        securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to Holder (which acceptance shall not be unreasonably withheld or delayed)) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) subject to Section 4.10, the Current Warrant Price shall be adjusted to equal
(A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

        4.3. Issuance of Additional Shares of Common Stock. (a) If at any time the Company shall issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Market Price at the time the Additional Shares of Common Stock are issued or sold, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale plus the number of shares of Common Stock issuable pursuant to all Warrants outstanding immediately following such issuance or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares of Common Stock issuable pursuant to all Warrants outstanding immediately prior to such issuance or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) subject to
Section 4.10, the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

              (b) The provisions of paragraph (a) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to
        Section 4.4 or Section 4.5.

        4.4. Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

        4.5. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall
                                       9
have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        4.6. Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to Section 4.4 or
Section 4.5 as the result of any issuance of warrants, other rights or Convertible Securities,

              (a) such warrants or other rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

              (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or other rights, or the terms of such other Convertible Securities, shall be increased by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event or otherwise, then for each outstanding Warrant such previous adjustment shall be recomputed as if such event specified in paragraph (a) or (b) of this Section 4.6 had been known at the time of such previous adjustment.

        4.7.  Other Provisions Applicable to Adjustments under this Section.
The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

              (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common

        Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any consideration, such determination shall, if requested by Holder, be supported by an opinion of an investment banking firm of recognized national standing selected by the Company and acceptable to Holder (such acceptance not to be unreasonably withheld or delayed).

              (b) When Adjustments to Be Made. The adjustments required by this
        Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.


              (c) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

              (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

              (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

              (f) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4 in a situation in which an opinion supporting such determination issued by an investment banking firm acceptable to the Holder was not required to be delivered to the Holder, such determination may be challenged in good faith by Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to Holder.

     4.8.     Reorganization,   Reclassification,   Merger,  Consolidation  or
Disposition of Assets; Sale of Controlling Interest. (a) In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event; provided that, if any portion of the Other Property shall consist of an interest in the Company, any purchaser or successor thereof, or any affiliate thereof, the Company or such successor or affiliate shall have the option to substitute for such portion of Other Property, cash equal to the fair value thereof determined in good faith by the Board of Directors of the Company and supported by an opinion of an investment banking firm of recognized national standing acceptable to Holder (which acceptance shall not be unreasonably withheld or delayed). In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section
4. For purposes of this Section 4.8 "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations reclassifications, mergers, consolidations or disposition of assets.

              (b) Notwithstanding paragraph (a) of this Section 4.8 or any other provision of this Agreement, in the case that Lehman, any affiliate of Lehman or any Person or group in which Lehman or any affiliate has an interest acquires, directly or indirectly, a majority of the property, assets, business or capital stock of the Company (x) this Warrant shall be immediately cancelled and be of no further effect and (y) if any shares of Common Stock have been issued pursuant to this Warrant, such shares shall be immediately repurchased by the Company or its designee for a cash purchase price equal to the exercise price paid upon such issuance.

     4.9. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than the payment of dividends permitted by Section 4.2(a) or any other action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of Holder, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall b adjusted in such manner as may be equitable in the circumstances.

     4.10. No Adjustment Required. Notwithstanding any provision in this Warrant to the contrary, the Current Warrant Price shall in no event be less than the par value of the Common Stock; provided, however, that the foregoing minimum Current Warrant Price shall not be applicable for purposes of determining adjustments to the number of shares issuable upon exercise of the Warrant.


5.       NOTICES TO WARRANT HOLDERS

     5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of this Warrant, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial or accounting officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to Holder in accordance with Section 17.2. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by Holder or any prospective purchaser of this Warrant designated by Holder.

     5.2.     Notice of Corporate Action.  If at any time


              (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

              (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

              (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17.2.

     5.3. Notice to Stockholders. The Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

6.       NO IMPAIRMENT

              The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

              Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.       RESERVATION AND AUTHORIZATION OF COMMON STOCK;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

              From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

              Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.

              Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

              If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

              In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of
Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so a to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

              The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9. Prior to May 11, 2001, the Holder agrees not to Transfer this Warrant, any shares o Warrant Stock or any interest in any of the foregoing to any Person other than Lehman or a Person, the majority of the common stock of which is owned by Lehman. In addition, Holder, by acceptance of this Warrant, and any transferee or purchaser of Warrant Stock, by acceptance thereof, shall be bound by the terms and conditions of Section 5 of the Agreement dated May 11, 2000 by and among the Company, Conseco, Inc., CIHC, Incorporated and Lehman Brothers Holdings Inc.

     9.1.     Restrictive Legend.  (a)  Except as otherwise provided in this
Section 9, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares represented by this certificate have not been
              registered under the Securities Act of 1933, as amended, and are subject to the conditions specified in a certain Warrant dated May 11, 2000, originally issued by Conseco Finance Corp. No transfer of the shares represented by this certificate shall be valid or effective until such conditions have been fulfilled. A copy of the form of said Warrant is on file with the Secretary of Conseco Finance Corp. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Warrant. Such provisions include, among other things, the obligation to sell sell these shares to Conseco Finance Corp. or its designee under certain circumstances at the original exercise price of the Warrant.


                  In addition, the shares represented by this certificate are subject to certain drag-along and tag-along rights and obligations specified in a certain Agreement dated May 11, 2000 by and among Conseco Finance Corp., Conseco, Inc., CIHC, Incorporated and Lehman Brothers Holdings Inc. A copy of the form of said Agreement is on file with the Secretary of Conseco Finance Corp. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of Section 5 of such Agreement. Such provisions include, among other things, the obligation to sell these shares under certain circumstances to persons acquiring all or a portion of the stock of Conseco Finance Corp."

              (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

     9.2. Notice of Proposed Transfers; Requests for Registration. Prior to any Transfer or attempted Transfer of any Warrant or any Restricted Common Stock, the holder of such Warrant or Restricted Common Stock shall give 10 days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrant or Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within 5 days thereof, so notify the holder of such Warrant or Restricted Common Stock and such holder shall thereupon be entitled to Transfer such Warrant or Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrant or Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to transfer such Warrant or Restricted Common Stock until receipt of notice from the Company under this Section 9.2.

     9.3. Incidental Registration. If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders ("the demanding security holders") a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold to the public for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of the Company, it will give written notice to all holders of Warrants or Warrant Stock at least 15 days before the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Warrant Stock, and the number of shares of Common Stock for which Warrants are exercisable, as such holders may request.

              Each holder of a Warrant or Warrant Stock desiring to have Warrant Stock registered under this Section 9.3 shall advise the Company in writing within 15 days after the date of receipt of such offer from the Company, setting forth the amount of Warrant Stock for which registration is requested. The Company shall thereupon include in such filing the number of shares of Warrant Stock for which registration is so requested, subject to the next sentence, and shall use all reasonable efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Warrant Stock requested to be included in the registration concurrently with the securities being registered by the Company or the demanding security holder or holders would materially and adversely affect the distribution of such securities by the Company or the demanding security holder or holders, the all selling security holders shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. Except as otherwise provided in Section 9.5, all expenses of such registration shall be borne by the Company.

     9.4. Registration Procedures. If the Company is required by the provisions of this Section 9 to use all reasonable efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

              (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days;

              (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in a public offering o the expiration of 180 days;

              (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

              (d) use all reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

              (e) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such registrable securities; and

              (f) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

              It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 9 in respect of the securities which are to be registered at the request of any holder of a Warrant or Warrant Stock that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

     9.5. Expenses. All expenses incurred in complying with Section 9, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 9.4(d), shall be paid by the Company, except that:

              (a) all such expenses in connection with any amendment or supplement to the registration statement or the prospectus filed more than 180 days after the effective date of such registration statement because any holder of Warrant Stock has not effected the disposition of the securities requested to be registered shall be paid by such holder; and

              (b) the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by any holder of Warrant Stock.

     9.6.     Indemnification and Contribution.

              (a) In the event of any registration of any Warrant Stock under the Securities Act pursuant to this Section 9, the Company shall indemnify and hold harmless the holder of such Warrant Stock, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Warrant Stock and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein or so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

              (b) Each holder of Warrant Stock, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of Warrant Stock contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided, however, that the indemnification obligations of such holder shall be limited to the gross proceeds from the offering of Warrant Stock received by such holder.

              (c) If the indemnification provided for in this Section 9.6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or allege omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding provided, however, that the contribution obligation of any holder shall be limited to the gross proceeds from the offering of the Warrant Stock received by any such holder.

              The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

     Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     9.7.     Termination  of  Restrictions.   Notwithstanding  the  foregoing
provisions of Section 9, the securities law restrictions imposed by this Section 9 upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 9.1 insofar as they relate to securities law compliance shall terminate as to any particular Warrant or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act. Whenever any restriction imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

                  "THE RESTRICTIONS ON TRANSFERABILITY WITH RESPECT TO
              SECURITIES LAW COMPLIANCE OF THE WITHIN WARRANT CONTAINED IN
              SECTION 9.2 HEREOF TERMINATED ON ______________, 2000, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section 9 shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 9.1(a).

     9.8. Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of the Warrants so long as any shares of Common Stock shall be so listed during any such Exercise Period.


     9.9. Certain Limitations on Registration Rights. Notwithstanding the other provisions of Section 9, the Company shall not be obligated to register Warrant Stock of any holder if, in the opinion of counsel to the Company reasonably satisfactory to such holder and its counsel (or, if such holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such holder's Warrant Stock, in the manner and under the conditions proposed by such holder (or by such investment banking firm), may be effected without registering such Warrant Stock under the Securities Act.

10.      SUPPLYING INFORMATION

              The Company shall cooperate with Holder and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the registration requirements of the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.     LOSS OR MUTILATION

              Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the original Holder shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      OFFICE OF THE COMPANY

              As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.      FINANCIAL AND BUSINESS INFORMATION

     13.1. Quarterly Information. Subject to Section 13.5, the Company will deliver to Holder or any holder of Warrant Stock, as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Company, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements present fairly the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

     13.2. Annual Information. Subject to Section 13.5, the Company will deliver to Holder or any holder of Warrant Stock as soon as available and in any event within 120 days after the end of each fiscal year of the Company, one copy of an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and audited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 4 during such year.

     13.3. Filings. Subject to Section 13.5, the Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder and any holder of Warrant Stock promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any registration statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by the Company with
(i) the Commission or (ii) any securities exchange on which shares of Common Stock are listed.

     13.4. Access. At any reasonable time, at reasonable intervals and upon reasonable advance notice, the Company shall permit any holder of Warrants or Warrant Stock and any authorized agent or representative thereof to (a) visit the properties of the Company and any of its subsidiaries and (b) discuss the affairs, finances and accounts of the Company and any of its subsidiaries with any of their respective officers or directors.

     13.5. EDGAR Filings. Notwithstanding anything in Sections 13.1, 13.2 or 13.3 to the contrary, the Company shall not be obligated to provide to Holder any documents or portions thereof required to be sent to Holder under such sections to the extent that such documents or portions thereof are filed electronically by the Company with the Securities and Exchange Commission and made available for public access through the SEC's EDGAR system.


14.      REPURCHASE BY THE COMPANY OF WARRANT AND WARRANT STOCK

     14.1.    Obligation to Repurchase Warrant and Warrant Stock.

              (a) From time to time on or after the third anniversary of the Closing Date and until the Expiration Date, upon written notice from Holders and holders of Warrant Stock owning at least a majority of the total outstanding Warrants and shares of Warrant Stock, taken together as a whole, the Company shall repurchase, on the date and in the manner set forth in Section 14.2 below, from all Holders and all holders of Warrant Stock all (but not less than all) of the Warrants and all (but not less than all) of any shares of Warrant Stock outstanding. The amount payable by the Company for such repurchase shall be determined (i) with respect to any Warrant, by multiplying (A) the number of shares of Common Stock subject to such Warrant by (B) the difference between the Current Market Price per share of Common Stock as of the date of such notice and the Current Warrant Price per share of Common Stock as of the date of such notice and (ii) with respect to any shares of Warrant Stock, by multiplying (A) the number of shares of Warrant Stock by (B) the Current Market Price per share of Common Stock as of the date of such notice. Nothing herein shall preclude the exercise by Holder of any portion of this Warrant exercisable at any time prior to such repurchase.

              (b) Notwithstanding the provisions of Section 14.1(a), if, at any time during the period between the date on which the Holders and holders of Warrant Stock (if any) shall have exercised their rights under Section 14.1 to cause the Company to repurchase all of the Warrants and any Warrant Stock outstanding and, on or prior to the date of such repurchase, the Company shall consolidate or merge with, or sell all or substantially all of its property and assets to, any Person, then Holders shall (whether or not Holder shall have previously surrendered this Warrant for repurchase by the Company pursuant to this Section 14) be entitled to receive, on the date of such repurchase, the higher of (i) the amount payable to the Holders as determined pursuant to Section 14.1(a) and (ii) an amount equal to the sum of (A) the amount of cash the Holders would have received upon such consolidation, merger or sale had all Warrants been exercised immediately prior thereto, plus (B) the amount equal to the cash value, determined in the good faith judgment of the Board of Directors of the Company, of any other consideration the Holders would have received upon such consolidation, merger or sale had the Warrants been fully exercised immediately prior thereto less the purchase price payable at such time for the purchase of the shares of Common Stock then subject to the Warrants.

     14.2.    Determination and Payment of Repurchase Price.

              (a) The purchase price for any repurchase pursuant to this
     Section 14 (the "Repurchase Price") shall be determined within 90 days of the date of the repurchase notice received by the Company pursuant to
     Section 14.1 or as of the date the repurchase notice was delivered to the Holder pursuant to Section 14.3 (as the case may be), and shall be payable in cash within 20 days following the date of such determination of the Repurchase Price. On the date of any repurchase of this Warrant and any Warrant Stock pursuant to this Section 14, the Holders and holders of Warrant Stock shall assign to the Company the Warrants and any shares of Warrant Stock, as the case may be, without any representation or warranty (other than as to title), by the surrender of the Warrants and any Warrant Stock at the principal office of the Company referred to in
     Section 2.1 against payment therefor of the Repurchase Price by, at the option of Holder, (i) wire transfer to an account in a bank located in the United States designated by each Holder for such purpose and/or (ii) a certified or official bank check drawn on a member of the New York Clearing House payable to the order of each Holder.

              (b) Any repurchase by the Company of all or any portion of the Warrants pursuant to Section 14.1 or 14.3 which is delayed by the failure of the Company to determine the Repurchase Price within the time periods required in Section 14.2(a) shall be consummated within 10 days after the determination of the Repurchase Price.

     14.3. Option to Repurchase Warrant and Warrant Stock. If and to the extent that the Holders and holders of Warrant Stock do not exercise their right to cause the Company to repurchase this Warrant and any Warrant Stock within 30 days after the third anniversary of the Closing Date, upon written notice from the Company, the Company may thereafter repurchase all (but not less than all) of this Warrant and all (but not less than all) shares of Warrant Stock. The amount payable by the Company shall equal the Repurchase Price, as determined in Sections 14.1 and 14.2 above. The provisions of Section 14.2 shall apply to any repurchase under this Section 14.3.

15.      APPRAISAL

              The determination of the Appraised Value per share of Common Stock shall be made by an investment banking firm of nationally recognized standing selected by the Company and acceptable to Holder (which acceptance shall not be unreasonably withheld or delayed). If the investment banking firm selected by the Company is not acceptable to Holder and the Company and Holder cannot agree on a mutually acceptable investment banking firm, then Holder and the Company shall each choose one such investment banking firm and the respective chosen firms shall agree on another investment banking firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

16.      LIMITATION OF LIABILITY

              No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

17.      MISCELLANEOUS

     17.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     17.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

              (a) If to Holder or any holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

              (b) If to the Company at

              Conseco Finance Corp.
              1100 Landmark Towers
              345 Saint Peters Street
              Saint Paul, Minnesota 55102-1639
              Attention: Corporate Secretary

              With a copy to:

              Conseco, Inc.
              11825 N. Pennsylvania Street
              Carmel, Indiana 46032
              Attention: Corporate Secretary

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three Business Days after the same shall have been deposited in the United States mail as provided in this Section
17.2. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

     17.3. Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of (i) Holder's exercise of this Warrant and/or ownership of any shares of Warrant Stock issued in consequence thereof, or (ii) any litigation to which Holder is made a party in its capacity as a stockholder or warrantholder of the Company; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's gross negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

     17.4. Remedies. Holder, each holder of Warrant Stock and the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. Holder, by acceptance of this Warrant, each holder of Warrant Stock, by acceptance of such stock, and the Company each agrees that monetary damages may not be adequate compensation for any loss incurred by reason of a breach by it of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     17.5. Successors and Assigns. Subject to compliance with the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

     17.6. Amendment. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of the Company and Holder.

     17.7. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

     17.8. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     17.9. Governing Law. This Warrant shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York.

     17.10. Effective Date. This Warrant and any Warrant issued in exchange or substitution for or upon a transfer of this Warrant shall be dated the Closing Date and all adjustments provided for herein to the exercise price and number of shares of Common Stock for which this or such other Warrant is exercisable shall be made on the basis of transactions occurring from and after the Closing Date.

              IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated: May 11, 2000

                                       CONSECO FINANCE CORP.

                                       By: /s/ Thomas J. Kilian
                                           ---------------------------------
                                           Name:   Thomas J. Kilian
                                           Title:  President




Attest:

By: /s/ John J. Sabl
    ---------------------------
    Name:   John J. Sabl
    Title:  Assistant Secretary

              The undersigned holder of this Warrant agrees to be bound by the terms of this Warrant so long as the undersigned owns all or any portion of this Warrant or any shares of Warrant Stock.



                                       LEHMAN BROTHERS HOLDINGS INC.



                                       By:  /s/ Karen Manson
                                            ----------------------------
                                            Name:   Karen Manson
                                            Title:  Vice President

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

              The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock of Conseco Finance Corp., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ____________________ whose address is ____________________________
and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.



                                       ____________________________________
                                       (Name of Registered Owner)


                                       ____________________________________
                                       (Signature of Registered Owner)


                                       ____________________________________
                                       (Street Address)

                                       ____________________________________

                                       (City)       (State)      (Zip Code)




NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

              FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                    No. of Shares of
                                                Common Stock






and does hereby irrevocably constitute and appoint _______ ________________ attorney-in-fact to register such transfer on the books of ______________________, maintained for the purpose, with full power of substitution in the premises.


Dated: _____________________           Print Name:
                                       Signature:
                                       Witness:


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.







                                      B-1